Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The components of loss before the income tax provision consist of the following:

	Year Ended December 31,
	2023	2022
United States	$(25,799,330)	$(18,801,570)
Foreign	(11,841,854)	(673,291)
Pre-tax loss and comprehensive loss from operations	$(37,641,184)	$(19,474,861)
The components of the income tax expense consisted of the following:

	Year Ended December 31,
Current income tax expense	2023	2022
Federal	$—	$—
State	3,600	6,741
Foreign	—	—
Total current income tax expense	$3,600	$6,741
The Company is subject to taxation in the United States, various states, Australia, and Canada. The Company’s tax years for 2020 (federal), 2019 (States), 2019 (Australia) and 2019 (Canada) and forward are subject to examination by the United States, state, Australian, and Canadian tax authorities. However, to the extent allowed by law, the taxing authorities may have the right to examine periods where NOLs and credits were generated and carried forward and make adjustments up to the amount of the NOL and credit carryforwards.  The Company is not currently under examination by any jurisdiction.
At December 31, 2023, the Company had federal and state NOLs aggregating $110,288,344 and $113,806,359, respectively. If not used, $46,622,953 of Federal NOLs and $113,678,291 of state NOLs will begin to expire in 2031, $63,665,391 of federal NOLs and $128,068 of state NOLs will carry forward indefinitely subject to an 80% limitation against taxable income. At December 31, 2023, the Company had Australia NOLs aggregating $233,321 which do not expire and $43,762,031 of Canadian NOLS which begin to expire in 2024.
At December 31, 2023, the Company had Canadian capital loss carryforwards of approximately $64,743,505 which may be carried forward indefinitely.
At December 31, 2023, the Company had federal and California research credit carryforwards of $3,480,111 and $2,073,709, respectively. The federal research credit carry forwards will begin to expire in 2027, unless previously utilized. The California research credits will carry forward indefinitely. The Company’s NOLs and research credit carryforwards are subject to a reserve. Additionally, the Company had Canadian SR&ED credits as of December 31, 2023 of $940,180 which may be carried forward indefinitely.
Utilization of the domestic NOL's and research credits could be subject to a substantial annual limitation due to ownership change limitations that may have occurred, or that could occur in the future, as required by Section 382 and 383 of the Internal Revenue Code of 1986, as amended (the Code), as well as similar state provisions. These ownership changes may limit the amount of NOLs and credits that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change” as defined by Section 382 of the Code, results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders.
Upon the occurrence of an ownership change under Section 382 as outlined above, utilization of the NOLs and credits are subject to an annual limitation under Section 382 of the Code, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOLs and credits before utilization. While the Company has not performed a Section 382 study, multiple ownership changes may have already occurred as the Company raised capital through the issuance of stock. However, due to the existence of the valuation allowance for deferred tax assets, any potential change in ownership will not impact the Company’s effective tax rate.
The tax effects of temporary differences and carryforwards that give rise to significant portions of the deferred income tax assets are as follows:

	As of December 31,
Current deferred tax assets and (liabilities):	2023	2022
Net operating loss	$40,900,348	$30,648,168
Capital loss carryforwards	17,157,029	8,824,896
Contingent legal accrual	1,320,526	1,306,098
Depreciation	663,197	286,452
Amortization	225,678	216,077
Research and development credits	3,694,501	1,199,256
Capitalized research and development costs	1,835,326	1,000,777
Lease liability	51,086	16,565
State taxes	777	756
Other	663,067	473,429
Gross deferred tax assets	66,511,533	43,972,473
Valuation allowance	(66,461,557)	(43,957,489)
Net deferred tax assets	$49,976	$14,984
Deferred tax liabilities
Right-of-use asset	$(49,976)	$(14,984)
Total deferred tax liabilities	(49,976)	(14,984)
Net deferred tax assets	$—	$—
The provision for income taxes on earnings subject to income taxes differs from the statutory Federal rate at December 31, 2023 and 2022, due to the following:

	As of December 31,
	2023	2022
Expected income tax benefit at federal statutory tax rate	$(7,904,649)	$(4,089,720)
State income taxes, net of federal benefit	(847,810)	(749,744)
Change in fair value of warrants	—	(76,672)
Change in valuation allowance	3,167,507	(892,837)
Uncertain tax positions	1,008,482	884,911
Reduction in deferreds upon divestiture	—	4,974,768
Non-deductible interest	—	35,624
Stock compensation	100,958	69,754
Research and development credits	(315,498)	(281,709)
Rate adjustment	6,042	(3,568)
Foreign rate differential	(1,918,633)	14,934
Divestiture of VDL	2,269,297	—
In process research and development	4,455,195	—
Other	(17,293)	121,000
Provision for income taxes	$3,600	$6,741
The Company records a valuation allowance against deferred tax assets to the extent that it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Due to the the substantial doubt related to the Company's ability to utilize its deferred tax assets, a valuation allowance for the full amount of the deferred tax assets has been established at December 31, 2023. During the year ended December 31, 2023, the valuation allowance increased by $22,504,068.
The Tax Cuts and Jobs Act of 2017 subjects a U.S. shareholder to tax on global intangible low-taxed income ("GILTI") earned by certain foreign subsidiaries. The FASB Staff Q&A, Topic 740, No. 5, Accounting for Global Intangible Low-Taxed Income, states that an entity can make an accounting policy election to recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense only. The Company elects to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense only.
Under the FASB’s accounting guidance related to income tax positions, among other things, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, the guidance provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.
A reconciliation of the beginning and ending amounts of unrecognized tax positions are as follows:

	As of December 31,
	2023	2022
Unrecognized tax positions, beginning of the year	$2,872,020	$1,784,626
Gross increase - current period tax positions	1,243,191	1,087,413
Gross increase - prior period tax positions	2,316,932	—
Gross decrease – prior period tax positions	—	(19)
Unrecognized tax positions, end of year	$6,432,143	$2,872,020
If recognized, none of the unrecognized tax positions would impact the Company’s income tax benefit or effective tax rate as long as the Company’s net deferred tax assets remain subject to a full valuation allowance. The Company does not expect any significant increases or decreases to the Company’s unrecognized tax positions within the next twelve months.
The Company had no accrual for interest or penalties on the Company’s Consolidated Balance Sheets at December 31, 2023 and 2022 and has not recognized interest and/or penalties in the Consolidated Statements of Operations for the years then ended